EXHIBIT 10.19.1

                                 First Amendment
                                     to the
                              BOWATER INCORPORATED
                      RETIREMENT PLAN FOR OUTSIDE DIRECTORS

         WHEREAS, the Bowater Incorporated Retirement Plan for outside Directors (the "Plan") was established, effective July 1, 1988, for the benefit of Directors of Bowater Incorporated (the "Company") who are not employees of the Company; and

         WHEREAS, pursuant to the provisions of Section 8.06 of the Plan, the Company reserved the right, by action of a majority of the Executive Committee (the "Committee") of the Board of Directors (the "Board") of the Company, to amend the Plan;

         NOW, THEREFORE, pursuant to and in accordance with Section 8.06 of the Plan, the Plan is hereby amended effective immediately, as follows:

         1. Section 1.03 of the Plan is hereby amended to read as follows and Sections 1.03 through 1.15 of the Plan are hereby renumbered as Section 1.04 through 1.16, respectively (and all references in the Plan to the renumbered Sections are hereby amended to correspond to the new Section numbers):


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"1.03    CHANGE IN CONTROL:  Change in Control of the Company shall be deemed to have occurred if:

         (i)      any Person is or becomes an Acquiring Person;

         (ii) less than two-thirds (2/3) of the total membership of the Board shall be Continuing Directors; or

         (iii) the shareholders of the Company shall approve a merger or consolidation of the Company or a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's.

         For purposes of this Section 1.03:
         (a) "Acquiring Person" shall mean any Person who is or becomes a "beneficial owner" (as defined in Rule 13d-3 of the Exchange
                  Act) of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities, unless such Person has filed Schedule 13G and all required amendments thereto with respect to its holdings and continues to hold such securities for investment in a manner qualifying such Person to utilize
                  Schedule 13G for reporting of ownership.

         (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such

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                  terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (c) "Continuing Directors" shall mean any member of the Board who was a member of the Board prior to the date hereof, and any successor of a Continuing Director while such successor is a member of the Board who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or of any such Affiliate or Associate and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

         (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (e) "Person" shall have the meaning assigned to it in Section 13(d) and 14(d) of the Exchange Act.

         2.       Section 2.02 of the Plan is hereby amended to read as follows:

"2.02 WAIVER OF SERVICE AND OTHER REQUIREMENTS: Any Participating Director who was a Director immediately prior to a Change in Control of the company who is removed from or not renominated to his directorship by reason of such Change in Control shall not be required to meet the service requirement imposed by
                  Section 2.01 hereof and shall be eligible to Retire early pursuant to Section 3.01 without the consent of the Company and without

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                  regard to his attained age at the time of such retirement."

                                              BOWATER INCORPORATED

                                              By         /s/ R. E. Gustafson
                                                        Title: Vice President



                                                /s/ Leonard M. Saari, Secretary
                                                              Attest

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